Exhibit 32.1
CERTIFICATION
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Chief Executive Officer of Lexicon Genetics Incorporated (“Lexicon”), and Julia P. Gregory, Chief Financial Officer of Lexicon, each hereby certify that:
1.	Lexicon’s Annual Report on Form 10-K for the year ended December 31, 2006, and to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.
     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 12th day of March, 2007.

By:	/s/ Arthur T. Sands Arthur T. Sands, M.D., Ph.D.
President and Chief Executive Officer

By:	/s/ Julia P. Gregory Julia P. Gregory
Executive Vice President, Corporate Development
and Chief Financial Officer